                                 Annual Report
                             ---------------------
                             Dreyfus Premier State
                              Municipal Bond Fund
                                Michigan Series
                             ---------------------

                                 April 30, 1998

                                  [Lion Logo]

Dreyfus Premier State Municipal Bond Fund, Michigan Series
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund -- Michigan Series for the 12-month period ended April 30, 1998, as shown in the following table:
                     Total Return*          Distribution Rate**
                     ------------           -----------------
  Class A shares         8.55%                     4.88%
  Class B shares         8.08%                     4.60%
  Class C shares         7.70%                     4.32%

Economic Review

   The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reigniting of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation, as measured by the Consumer Price Index (a measure of a fixed basket of goods bought by a typical consumer including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items), has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in

Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown may be a reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   Long-term taxable interest rates continued to trend lower through mid-January due to a mix of economic turmoil in Asia and good domestic inflation news.
The 30-year benchmark Treasury bond yield troughed on January 12, at 5.69%, boosted by non-traditional buyers in a flight to quality out of Asian markets and into U.S. Government securities. Since then, however, Asian markets have stabilized somewhat and shifted the focus of the bond market back to U.S. economic fundamentals. Of particular concern to bond market participants is the increasing tightness of the labor market and the potential for future wage inflation. This concern effectively capped the bond rally and pushed long Treasury yields up to 5.95% on April 30, down from 6.96% at the start of the 12-month period.

   Long municipal bonds slightly under-performed their taxable counterparts during the reporting period as the tax-exempt arena saw a surge in volume as rates trended lower. The new issue volume included both advance refundings of already existing debt and municipalities and agencies taking on new debt at attractive rates. This increase in supply more than offset strong demand for municipals as the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index/30-year Treasury yield) increased from 91% to nearly 93% by April 30. From an historic perspective, municipals are very attractive at these percentages relative to Treasuries. In addition, tax-exempt supply traditionally decreases as the summer months approach, thus offering the prospect for municipal out-performance in the months ahead.

The Portfolio

   The supply of Michigan tax-exempt paper (which includes Puerto Rico issues) increased significantly during the reporting period. Deals of note include $333 million Michigan Building Authority, $261 million Michigan Hospital Revenue (Genesys Regional Medical Center), and several other issues ranging in size from $120 to $160 million. Also of major importance were four large Puerto Rico issues that were between $500 million and $1.2 billion. With the direction of long-term interest rates uncertain at best, we attempted to reposition the portfolio with securities that offer greater potential for price appreciation without increasing the risk profile of the Fund. This was done by selling less desirable structures and purchasing several of the new issues at attractive levels. We have maintained a nucleus of high coupon, income-generating securities which should perform well in times of uncertainty. At present, approximately 75% of the Fund is invested in securities which are rated "A" or better, which reflects of our view that credit spreads are too narrow to justify a higher percentage of lower rated bonds.

   Looking forward, issuance should decrease as the summer months approach. However, we will continue to look for opportunities to sell securities with inferior call features and/or liquidity and replace them with new issues that we believe offer greater potential for price appreciation. In conclusion, the tug of war between foreign economic crises and unusually tame U.S. inflation indicators that has left long-term interest rates range-bound since January cannot go on indefinitely. We will remain alert for signals of the next trend for long-term rates and stand ready to adjust the portfolio accordingly.

                        Sincerely,

                        Richard J. Moynihan
                        Director, Municipal Portfolio Management
                        The Dreyfus Corporation
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Michigan residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund, Michigan Series  April 30, 1998
--------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
MICHIGAN SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                               $22,016
                                               Lehman Brothers
                                               Municipal Bond Index*
            [CHART]
                                               $21,779
                                               Dreyfus Premier State Municipal
                                               Bond Fund, Michigan Series
                                               (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns

--------------------------------------------------------------------------------------------------------------------------
                       Class A Shares                                                 Class B Shares
------------------------------------------------------            ------------------------------------------------------------
                                                                                                             % Return Reflecting
                                                 % Return                                                   Applicable Contingent
                                                Reflecting                                      % Return       Deferred Sales
                         % Return Without     Maximum Initial                                  Assuming No      Charge Upon
Period Ended 4/30/98       Sales Charge     Sales Charge (4.5%)     Period Ended 4/30/98       Redemption       Redemption*
-------------------      ----------------  --------------------     --------------------       -----------   -----------------
1 Year                         8.55%               3.69%          1 Year                        8.08%             4.08%
5 Year                         6.50                5.52           5 Year                        5.95              5.63
10 Year                        8.59                8.09           From Inception (1/15/93)      6.50              6.35

                      Class C Shares
------------------------------------------------------------
                                          % Return Reflecting
                                         Applicable Contingent
                          % Return           Deferred Sales
                          Assuming            Charge Upon
Period Ended 4/30/98    No Redemption         Redemption**
--------------------    -------------     ------------------
1 Year                       7.70%               6.70%
From Inception (8/15/95)     6.65                6.65

---------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Michigan Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Michigan municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Michigan municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Investments (continued)         April 30, 1998

                                                                                         Principal
Long-Term Municipal Investments--99.4%                                                      Amount                     Value
------------------------------------------------------------------------------------   -------------             -------------
Michigan--98.0%
Brighton Area School District, Refunding:
  Zero Coupon, 5/1/2014 (Insured: AMBAC).............................................  $   8,000,000            $    3,463,680
  Zero Coupon, 5/1/2020 (Insured: AMBAC).............................................      5,000,000                 1,541,500
Capital Region Airport Authority, Airport Revenue
  6.70%, 7/1/2021 (Insured; MBIA)....................................................      2,500,000                 2,717,375
Chippewa County Hospital Finance Authority, Revenue, Refunding
  5.625%, 11/1/2014..................................................................      1,625,000                 1,634,571
Chippewa Valley Schools, Refunding 7%, 5/1/2010 (Prerefunded 5/1/2001) (a)...........      1,275,000                 1,391,866
Clarkston Community School 5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005) (a)      1,340,000                 1,451,568
Detroit:
  (Unlimited Tax) 6.35%, 4/1/2014....................................................      3,110,000                 3,365,269
  Water Supply Systems Revenue, Refunding
    8.613%, 7/1/2022 (Insured; FGIC) (b).............................................      1,500,000                 1,753,125
Fowlerville Community Schools School District  5.60%, 5/1/2016 (Insured; MBIA).......      2,995,000                 3,090,690
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
  7.625%, 9/1/2023 (Collateralized; FNMA)............................................      1,000,000                 1,096,060
Grand Valley State University, College and University Revenue
  5.50%, 2/1/2018 (Insured; FGIC)....................................................      2,570,000                 2,641,780
Hancock Hospital Finance Authority, Health Hospital and Nursing Home Revenue
  (Portage Health) 5.45%, 8/1/2047 (Insured; MBIA)...................................      4,430,000                 4,325,984
Highland Park School District 5.25%, 5/1/2009 (Insured; FSA).........................      1,355,000                 1,405,474
Huron Valley School District, Refunding
  Zero Coupon, 5/1/2018 (Insured; FGIC)..............................................      6,370,000                 2,198,414
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue, Refunding:
  (Borgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)...........................      2,000,000                 2,264,440
  (Bronson Methodist Hospital) 5.75%, 5/15/2016 (Insured; MBIA)......................      2,500,000                 2,604,450
Kenowa Hills Public Schools 5.875%, 5/1/2021 (Insured; MBIA).........................      3,360,000                 3,504,715
Kent County, Airport Facilities Revenue (Kent County International Airport):
  5.90%, 1/1/2012....................................................................      1,145,000                 1,206,063
  5.90%, 1/1/2013....................................................................      1,095,000                 1,148,863
  6.10%, 1/1/2025 ...................................................................      3,000,000                 3,212,190
Lake Orion Community School District, Refunding 5.80%, 5/1/2015 (Insured; AMBAC).....      2,085,000                 2,186,331
Lapeer Economic Development Corp., Ltd. Obligation Revenue
   (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (a)......      2,000,000                 2,188,280
Leslie Public School (Ingham and Jackson Counties School Building and Site)
   Refunding 6%, 5/1/2015 (Insured; AMBAC) (Prerefunded 5/1/2005) (a)................      1,000,000                 1,098,150
Michigan Building Authority, Lease Revenue 6.75%, 10/1/2007 (Insured; AMBAC).........      1,600,000                 1,746,192
Michigan Higher Education Student Loan Authority, Student Loan Revenue:
   6.875%, 10/1/2007 (Insured; AMBAC)................................................      2,250,000                 2,369,520
   7.55%, 10/1/2008 (Insured; MBIA)..................................................      1,150,000                 1,226,383
   6.125%, 9/1/2010..................................................................      1,520,000                 1,574,629

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Investments (continued)        April 30, 1998

                                                                                         Principal
Long-Term Municipal Investments (continued)                                                Amount                    Value
------------------------------------------------------------------------------------   -------------             -------------
Michigan (continued)
Michigan Hospital Finance Authority, HR:
   (Crittenton Hospital) 6.70%, 3/1/2007.............................................  $   2,250,000            $    2,439,427
   (Daughters of Charity National Health Systems - Providence Hospital)
      7%, 11/1/2021 (Prerefunded 11/1/2001) (a)......................................      2,700,000                 2,979,855
   Refunding:
      (Botsford Obligation Group):
         5%, 2/15/2018 (Insured; MBIA)...............................................      3,000,000                 2,872,530
         5%, 2/15/2022 (Insured; MBIA)...............................................        600,000                   564,954
      (Detroit Medical Center) 8.125%, 8/15/2012.....................................        220,000                   226,802
      (Genesys Health Systems) 8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a).........      5,000,000                 6,188,050
      (Middle Michigan Obligation Group) 6.625%, 6/1/2010 (Prerefunded 6/1/2000) (a).      2,000,000                 2,100,380
      (Oakwood Obligation Group) 5%, 8/15/2031 (Insured; FSA)........................      3,000,000                 2,797,740
      (Sinai Hospital of Greater Detroit) 6.70%, 1/1/2026............................      2,500,000                 2,756,475
      (Sisters of Mercy Health Corp.):
         6.25%, 2/15/2009 (Insured; FSA).............................................      1,065,000                 1,141,989
         5.375%, 8/15/2014 (Insured; MBIA)...........................................      1,340,000                 1,389,379
Michigan Housing Development Authority:
   (Home Improvement Program) 7.65%, 12/1/2012.......................................      1,755,000                 1,830,009
   Rental Housing Revenue:
      6.50%, 4/1/2006................................................................      2,000,000                 2,161,300
      7.70%, 4/1/2023 (Insured; FSA).................................................      4,185,000                 4,488,454
   SFMR:
      7.50%, 6/1/2015................................................................      2,355,000                 2,460,504
      5.95%, 12/1/2016...............................................................      2,365,000                 2,472,584
      6.95%, 12/1/2020...............................................................      1,550,000                 1,636,769
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
   6.50%, 10/1/2014 (Prerefunded 10/1/2004) (a)......................................      2,500,000                 2,817,300
   6.50%, 10/1/2017 (Prerefunded 10/1/2004) (a)......................................      3,500,000                 3,944,220
Michigan State University, College and University Revenue
   5%, 2/15/2026 (Insured; AMBAC)....................................................      8,350,000                 7,963,813
Michigan Strategic Fund, Limited Obligation Revenue:
   (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009.................      1,350,000                 1,407,564
   (NSF International Project) 5.75%, 8/1/2019 (LOC; First of America Bank) (c)......      3,000,000                 3,098,160
   Refunding (Ledyard Association Ltd. Partnership Project)
      6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.)..................      3,075,000                 3,386,467
   SWDR, Refunding (Genesee Power Station Project) 7.50%, 1/1/2021...................      3,000,000                 3,251,910
Monroe County:
   PCR (Detroit Edison Project):
      7.50%, 12/1/2019 (Insured; AMBAC)..............................................      4,650,000                 4,996,053
      7.875%, 12/1/2019..............................................................      2,720,000                 2,921,062
      7.65%, 9/1/2020 (Insured; FGIC)................................................      2,250,000                 2,438,010
      6.55%, 6/1/2024 (Insured; MBIA)................................................      1,700,000                 1,843,412
   Water Supply Systems (Frenchtown Charter Township Water Treatment
      and Distribution Systems) 6.50%, 5/1/2013 (Prerefunded 5/1/2000) (a)...........      2,500,000                 2,661,225

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Investments (continued)        April 30, 1998

                                                                                         Principal
Long-Term Municipal Investments (continued)                                                Amount                    Value
------------------------------------------------------------------------------------   -------------             -------------
Michigan (continued)
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
   (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)......................  $   2,000,000            $    2,470,620
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006.......................      1,685,000                 1,760,033
Northwestern Michigan College, Community College Improvement Revenue, Refunding
   7%, 7/1/2011......................................................................      1,800,000                 1,953,738
Oakland County Economic Development Corp., Ltd. Obligation Revenue
   (Pontiac Osteopathic Hospital Project)
   9.625%, 1/1/2020 (Prerefunded 1/1/2000) (a).......................................      1,575,000                 1,742,108
Redford Unified School District, Refunding:
   5.25%, 5/1/2011 (Insured; AMBAC)..................................................      1,990,000                 2,061,242
   5.5%, 5/1/2015 (Insured; AMBAC)...................................................      1,260,000                 1,325,659
Rockford Public Schools, Refunding (Kent County School Building and Site)
   7.375%, 5/1/2019 (Prerefunded 5/1/2000) (a).......................................      2,000,000                 2,140,680
Romulus Community Schools, Refunding
   Zero Coupon 5/1/2020 (Insured; FGIC)..............................................      1,385,000                   426,996
Romulus Economic Development Corp., Ltd. Obligation EDR
   Refunding (Romulus Hir Ltd. Partnership Project)
   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)........................      3,700,000                 3,954,338
South Lyon Community Schools (School Building)
   6.375%, 5/1/2018 (Prerefunded 5/1/2002) (a).......................................      1,500,000                 1,636,200
Wayne Charter County, Special Airport Facilities Revenue, Refunding
   (Northwest Airlines Inc.) 6.75%, 12/1/2015........................................      5,735,000                 6,294,679

U.S. Related--1.4%
Puerto Rico Housing Finance Corp., MFMR
   7.50%, 4/1/2022 (LOC; Government Development Bank) (c)............................      2,160,000                 2,287,850
                                                                                                                --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $155,912,000)...............................................................                             $167,698,102
                                                                                                                --------------
                                                                                                                --------------

Short-Term Municipal Investments--.6%
------------------------------------------------------------------------------------
U.S. Related;
Puerto Rico Electric Power Authority, Revenue, Refunding, VRDN
   3.37% (Insured; FSA) (Prerefunded 7/1/2002) (a,d)
   (cost $1,000,000)................................................................. $    1,000,000            $    1,000,000
                                                                                                                --------------
                                                                                                                --------------
TOTAL INVESTMENTS--100.0%
  (cost $156,912,000)................................................................                             $168,698,102
                                                                                                                --------------
                                                                                                                --------------

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation          MBIA           Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                            Insurance Corporation
FGIC          Financial Guaranty Insurance Company                   MFMR           Multi-Family Mortgage Revenue
FNMA          Federal National Mortgage Association                  PCR            Pollution Control Revenue
FSA           Financial Security Assurance                           SFMR           Single Family Mortgage Revenue
HR            Hospital Revenue                                       SWDR           Solid Waste Disposal Revenue
LOC           Letter of Credit                                       VRDN           Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Fitch (e)     or       Moody's     or       Standard & Poor's       Percentage of Value
------                 -------              ----------------        -----------------
AAA                    Aaa                  AAA                           48.3%
AA                     Aa                   AA                            12.0
A                      A                    A                             16.0
BBB                    Baa                  BBB                            9.7
Not Rated (f)          Not Rated (f)        Not Rated (f)                 14.0
                                                                         ------
                                                                         100.0%
                                                                        -------
                                                                        -------

Notes to Statement of Investments:
---------------------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security--the interest rate is subject to change periodically.
(c) Secured by letters of credit.
(d) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rate or an index of market interest rates.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Assets and Liabilities         April 30, 1998

                                                                                                      Cost             Value
                                                                                                    ------------    ------------
ASSETS:            Investments in securities--See Statement of Investments...........               $156,912,000    $168,698,102
                   Interest receivable...............................................                                  2,885,778
                   Receivable for investment securities sold.........................                                    389,222
                   Receivable for shares of Beneficial Interest subscribed...........                                    255,252
                   Prepaid expenses and other assets.................................                                      5,245
                                                                                                                  --------------
                                                                                                                     172,233,599
                                                                                                                  --------------

LIABILITIES:       Due to The Dreyfus Corporation and affiliates.....................                                     78,581
                   Due to Distributor................................................                                     44,719
                   Cash overdraft due to Custodian...................................                                     98,301
                   Payable for shares of Beneficial Interest redeemed................                                  1,179,092
                   Accrued expenses and other liabilities............................                                     34,127
                                                                                                                  --------------
                                                                                                                       1,434,820
                                                                                                                  --------------

NET ASSETS ..........................................................................                               $170,798,779
                                                                                                                  --------------
                                                                                                                  --------------

REPRESENTED BY:    Paid-in capital...................................................                               $158,008,663
                   Accumulated net realized gain (loss) on investments...............                                  1,004,014
                   Accumulated net unrealized appreciation (depreciation)
                     on investments--Note 4..........................................                                 11,786,102
                                                                                                                  --------------
NET ASSETS ..........................................................................                               $170,798,779
                                                                                                                  --------------
                                                                                                                  --------------

                                               NET ASSET VALUE PER SHARE
                                               -------------------------
                                                                                  Class A           Class B           Class C
                                                                              --------------    --------------    --------------
Net Assets...............................................................       $149,220,927     $  20,937,694     $     640,158
Shares Outstanding.......................................................          9,559,646         1,341,641            40,997
NET ASSET VALUE PER SHARE................................................             $15.61            $15.61            $15.61
                                                                                     -------           -------           -------
                                                                                     -------           -------           -------

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Operations          Year Ended April 30, 1998



INVESTMENT INCOME

INCOME             Interest Income...................................................                                $10,630,806

EXPENSES:          Management fee--Note 3(a).........................................              $     969,239
                   Shareholding servicing costs--Note 3(c)...........................                    560,248
                   Distribution fees--Note 3(b)......................................                    104,917
                   Professional fees.................................................                     29,971
                   Custodian fees....................................................                     18,942
                   Prospectus and shareholders' reports..............................                     16,447
                   Registration fees.................................................                     10,170
                   Trustees' fees and expenses--Note 3(d)............................                      2,455
                   Loan commitment fees--Note 2......................................                      1,907
                   Miscellaneous.....................................................                      5,005
                                                                                                    ------------
                       Total Expenses................................................                                  1,719,301
                                                                                                                    ------------

INVESTMENT INCOME--NET................................................................                                  8,911,505
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments...........................               $  1,713,224
                   Net unrealized appreciation (depreciation)
                       on investments................................................                  3,824,470
                                                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............................                                  5,537,694
                                                                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                                $14,449,199
                                                                                                                    ------------
                                                                                                                    ------------

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Changes in Net Assets

                                                                                                   Year Ended      Year Ended
                                                                                                 April 30, 1998  April 30, 1997
                                                                                                 --------------   -------------

OPERATIONS:
   Investment income--net............................................................              $  8,911,505  $    9,636,187
   Net realized gain (loss) on investments...........................................                 1,713,224        (627,210)
   Net unrealized appreciation (depreciation) on investments.........................                 3,824,470       3,129,851
                                                                                                   ------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from Operations.............                14,449,199      12,138,828
                                                                                                   ------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares.................................................................                (7,955,561)    (8,691,679)
      Class B shares.................................................................                  (937,724)      (934,756)
      Class C shares.................................................................                   (18,220)        (9,752)
   Net realized gain on investments:
      Class A shares.................................................................                   (75,069)    (2,310,672)
      Class B shares.................................................................                    (9,870)      (280,992)
      Class C shares.................................................................                      (252)        (3,342)
                                                                                                   ------------   -------------
         Total Dividends.............................................................                (8,996,696)   (12,231,193)
                                                                                                   ------------   -------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares.................................................................                 4,897,519      5,737,268
      Class B shares.................................................................                 3,020,561      2,530,630
      Class C shares.................................................................                   385,397        202,082
   Dividends reinvested:
      Class A shares.................................................................                 4,509,960      6,502,642
      Class B shares.................................................................                   559,930        755,630
      Class C shares.................................................................                    10,205          6,387
   Cost of shares redeemed:
      Class A shares.................................................................               (20,589,778)   (23,142,080)
      Class B shares.................................................................                (2,589,595)    (2,955,952)
      Class C shares.................................................................                    (4,831)       (99,257)
                                                                                                   ------------   -------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions.....                (9,800,632)   (10,462,650)
                                                                                                  -------------   -------------
            Total Increase (Decrease) in Net Assets..................................                (4,348,129)   (10,555,015)
NET ASSETS:
   Beginning of Period...............................................................               175,146,908    185,701,923
                                                                                                   ------------   -------------
   End of Period.....................................................................              $170,798,779   $175,146,908
                                                                                                   ------------   -------------
                                                                                                   ------------   -------------

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                          Shares
                                                                                                ------------------------------
                                                                                                   Year Ended      Year Ended
                                                                                                 April 30, 1998  April 30, 1997
                                                                                                 --------------   -------------

CAPITAL SHARE TRANSACTIONS:
   Class A
   --------
   Shares sold.......................................................................                  313,349          376,125
   Shares issued for dividends reinvested............................................                  288,987          424,804
   Shares redeemed...................................................................               (1,320,623)      (1,515,387)
                                                                                                   -----------      -----------
                         Net Increase (Decrease) in Shares Outstanding...............                 (718,287)        (714,458)
                                                                                                   -----------      -----------
                                                                                                   -----------      -----------

   Class B
   --------
   Shares sold.......................................................................                  193,841          165,789
   Shares issued for dividends reinvested............................................                   35,883           49,375
   Shares redeemed...................................................................                 (165,925)        (193,563)
                                                                                                   -----------      -----------
                         Net Increase (Decrease) in Shares Outstanding...............                   63,799           21,601
                                                                                                   -----------      -----------
                                                                                                   -----------      -----------

   Class C
   --------
   Shares sold.......................................................................                   24,716           13,302
   Shares issued for dividends reinvested............................................                      651              418
   Shares redeemed...................................................................                     (306)          (6,548)
                                                                                                   -----------      -----------
                         Net Increase (Decrease) in Shares Outstanding...............                   25,061            7,172
                                                                                                   -----------      -----------
                                                                                                   -----------      -----------

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Class A Shares
                                                                         -------------------------------------------------------
                                                                                            Year Ended April 30,
                                                                         -------------------------------------------------------
PER SHARE DATA:                                                            1998       1997        1996        1995      1994
                                                                         -------     -------     -------     -------   -------
   Net asset value, beginning of period...............................    $15.14      $15.15      $15.14      $15.27    $15.65
                                                                         -------     -------     -------     -------   -------
   Investment Operations:
   Investment income--net..............................................      .80         .81         .83         .85       .89
   Net realized and unrealized gain (loss) on investments.............       .48         .21         .20         .11      (.30)
                                                                         -------     -------     -------     -------   -------
   Total from Investment Operations...................................      1.28        1.02        1.03         .96       .59
                                                                         -------     -------     -------     -------   -------
   Distributions:
   Dividends from investment income--net...............................     (.80)       (.81)       (.83)       (.85)     (.89)
   Dividends from net realized gain on investments....................      (.01)       (.22)       (.19)       (.24)     (.08)
                                                                         -------     -------     -------     -------   -------
   Total Distributions................................................      (.81)      (1.03)      (1.02)      (1.09)     (.97)
                                                                         -------     -------     -------     -------   -------
Net asset value, end of period........................................    $15.61      $15.14      $15.15      $15.14    $15.27
                                                                         -------     -------     -------     -------   -------
                                                                         -------     -------     -------     -------   -------
TOTAL INVESTMENT RETURN*..............................................     8.55%        6.89%       6.81%       6.65%     3.65%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............................      .92%         .91%        .93%        .92%      .81%
   Ratio of net investment income to average net assets...............     5.12%        5.34%       5.35%       5.66%     5.56%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.....................................        --         --           --         .01%      .11%
   Portfolio Turnover Rate............................................    41.46%       22.32%      56.88%      48.30%    19.96%
   Net Assets, end of period (000's Omitted).......................... $149,221     $155,568    $166,538    $176,604  $187,405
--------------------------
* Exclusive of sales load.

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Financial Highlights (continued)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                             Class B Shares
                                                                         -------------------------------------------------------
                                                                                            Year Ended April 30,
                                                                         -------------------------------------------------------
PER SHARE DATA:                                                            1998       1997        1996        1995      1994
                                                                         -------     -------     -------     -------   -------
   Net asset value, beginning of period..............................     $15.13      $15.15      $15.13      $15.27    $15.64
                                                                         -------     -------     -------     -------   -------
   Investment Operations:
   Investment income--net............................................        .72         .74         .75         .77       .80
   Net realized and unrealized gain (loss) on investments............        .49         .20         .21         .10      (.29)
                                                                         -------     -------     -------     -------   -------
   Total from Investment Operations..................................       1.21         .94         .96         .87       .51
                                                                         -------     -------     -------     -------   -------
   Distributions:
   Dividends from investment income--net.............................       (.72)       (.74)       (.75)       (.77)     (.80)
   Dividends from net realized gain on investments...................       (.01)       (.22)       (.19)       (.24)     (.08)
                                                                         -------     -------     -------     -------   -------
   Total Dividends...................................................       (.73)       (.96)       (.94)      (1.01)     (.88)
                                                                         -------     -------     -------     -------   -------
   Net asset value, end of period....................................     $15.61      $15.13      $15.15      $15.13    $15.27
                                                                         -------     -------     -------     -------   -------
                                                                         -------     -------     -------     -------   -------
TOTAL INVESTMENT RETURN*.............................................       8.08%       6.27%       6.33%       6.01%     3.11%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........................       1.42%       1.42%       1.44%       1.44%     1.38%
   Ratio of net investment income to average net assets..............       4.61%       4.82%       4.82%       5.10%     4.88%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager....................................       --          --            --         .01%      .09%
   Portfolio Turnover Rate...........................................      41.46%      22.32%      56.88%      48.30%    19.96%
   Net Assets, end of period (000's Omitted).........................    $20,938     $19,338     $19,031     $16,471   $13,861
-----------------------
* Exclusive of sales load.

See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Financial Highlights (continued)

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C Shares
                                                                                           ----------------------------------
                                                                                                  Year Ended April 30,
                                                                                           ----------------------------------
PER SHARE DATA:                                                                             1998         1997        1996(1)
                                                                                           -------      -------      -------
   Net asset value, beginning of period...........................................          $15.14       $15.16       $15.18
                                                                                           -------      -------      -------
   Investment Operations:
   Investment income--net.........................................................             .67          .69          .50
   Net realized and unrealized gain (loss) on investments.........................             .48          .20          .17
                                                                                           -------      -------      -------
   Total from Investment Operations...............................................            1.15          .89          .67
                                                                                           -------      -------      -------
   Distributions:
   Dividends from investment income--net..........................................            (.67)        (.69)       (.50)
   Dividends from net realized gain on investments................................            (.01)        (.22)       (.19)
                                                                                           -------      -------     -------
   Total Distributions............................................................            (.68)        (.91)       (.69)
                                                                                           -------      -------     -------
   Net asset value, end of period.................................................          $15.61       $15.14      $15.16
                                                                                           =======      =======     =======
TOTAL INVESTMENT RETURN(2)........................................................            7.70%        5.94%       6.12%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........................................            1.69%        1.72%       1.70%(3)
   Ratio of net investment income to average net assets...........................            4.26%        4.47%       4.47%(3)
   Portfolio Turnover Rate........................................................           41.46%       22.32%      56.88%
   Net Assets, end of period (000's Omitted)......................................            $640         $241        $133
-----------------------------

(1) From August 15, 1995 (commencement of intital offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.


See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Michigan Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

  (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $268 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

  (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $101,708 and $3,209, respectively, pursuant to the Distribution Plan.

   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $388,639, $50,854 and $1,070, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $90,087 pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $70,718,414 and $71,789,879, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $11,786,102, consisting of $12,082,656 gross unrealized appreciation and $296,554 gross unrealized depreciation.

  At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier State Municipal Bond Fund, Michigan Series
----------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Michigan Series

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                        Ernst & Young LLP

New York, New York
June 3, 1998

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

-- all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Michigan residents, Michigan personal income taxes), and

-- the Fund hereby designates $.0076 per share as a long-term capital gain distribution (of which 100% is subject to the 20% maximum Federal tax rate) paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus Premier State Municipal
Bond Fund, Michigan Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


 Printed in U.S.A.               053/617AR984